UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2024

REVIV3 PROCARE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	000-56351	47-4125218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fremont Avenue, Unit 158, Alhambra, CA	91803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 638-8883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

On January 31, 2024, the Board of Directors (the “Board”) of Reviv3 Procare Company (the “Company”) appointed Jeffrey Brown, Peter Dunne, and Manu Ohri to the Board, effective upon the Company’s expected listing on the NYSE American Stock Exchange (the “NYSE American Listing”). Mr. Brown will serve on the Board for a term expiring at the Company’s 2024 annual meeting of stockholders. Messrs. Dunne and Ohri will serve on the Board for a term expiring at the Company’s 2025 annual meeting of stockholders. Messrs. Dunne and Ohri will serve on the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Messrs. Brown, Dunne, and Ohri were not selected to serve on the Board under any arrangement or understanding between them and any other person. The Company is not aware of any transactions with Messrs. Brown, Dunne, and Ohri that would require disclosure under Item 404(a) of Regulation S-K.

Messrs. Dunne and Ohri will participate in the Company’s non-employee director compensation arrangements generally applicable to all of the Company’s non-employee directors. Under the terms of those arrangements and pursuant to the Company’s 2022 Equity Incentive Plan (the “Plan”), on the date of the NYSE American Listing, Messrs. Dunne and Ohri will be granted a Restricted Stock Award (as defined in the Plan) of 5,000 shares of the Company’s common stock that will vest on the one year anniversary of the grant.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our expectations, beliefs, intentions or strategies concerning future events, including, but not limited to, any statements regarding the NYSE American Listing, of which is subject to various risks and uncertainties. When used in this Current Report and Form 8-K, the words or phrases “will,” “expected,” or similar expressions and variations thereof are intended to identify such forward-looking statements. However, any statements contained in this Current Report on Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Furthermore, such forward-looking statements speak only as of the date of this Current Report and Form 8-K. We caution that these statements by their nature involve risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors. For example, there can be no assurance that the Reverse Stock Split will be successful. These forward-looking statements are not guarantees of our future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict. We do not assume the obligation to update any forward-looking statement, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIV3 PROCARE COMPANY

Date: February 6, 2024	/s/ Jeff Toghraie
	Name:	Jeff Toghraie
	Title:	Chief Executive Officer